Exhibit 99.1

TGE Value Creative Solutions Corp Announces the Separate Trading of its Class A Ordinary Shares and Warrants

NEW YORK and PARIS, January 29, 2026 – TGE Value Creative Solutions Corp (the “Company”) announced today that, effective immediately, holders of the units sold in the Company’s initial public offering may elect to separate the Class A ordinary shares and warrants included in the units. The Class A ordinary shares and warrants that are separated will trade on the New York Stock Exchange (“NYSE”) under the symbols “BEBE” and “BEBE WS,” respectively from February 6, 2026. Those units not separated will continue to trade on NYSE under the symbol “BEBE U.” Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, to separate the units into Class A ordinary shares and warrants. No fractional warrants will be issued upon separation of the units and only whole warrants will trade.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering was made solely by means of a prospectus, copies of which may be obtained from Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, 3 Columbus Circle, 24th Floor, New York, NY 10019. Attention: Prospectus Department, or by email at capitalmarkets@cohencm.com or by accessing the SEC’s website, www.sec.gov.

About TGE Value Creative Solutions Corp

TGE Value Creative Solutions Corp is a blank check company incorporated as a Cayman Islands exempted company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. TGE Value Creative Solutions may pursue an acquisition or a business combination with a target in any business or industry but is primarily focused on identifying and acquiring businesses within the media, digital media, entertainment, high fashion, lifestyle, culture, and gaming sectors. TGE Value Creative Solutions Corp is sponsored by The Generation Essentials Group (“TGE”, NYSE: TGE; LSE: TGE), and its activities align with the core business strategy of TGE, which focuses on global strategies and developments in multi-media, entertainment, and cultural affairs worldwide as well as hospitality and VIP service.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact:

SPAC_enquiry@TGE.media